UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2025

SOUND POINT MERIDIAN CAPITAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	811-23881	99-3083840
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 34th Floor, New York, New York	10152
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 895-2293

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SPMC	New York Stock Exchange
8.00% Series A Preferred Stock due 2029	SPMA	New York Stock Exchange
7.875% Series B Preferred Stock due 2030	SPME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2025, the Board of Directors of Sound Point Meridian Capital, Inc. (the “Company”) appointed Daniel Fabian to succeed Kevin Gerlitz as Chief Financial Officer of the Company, effective as of December 31, 2025. The appointment was made in connection with the departure of Mr. Gerlitz from the Company to pursue other opportunities, effective as of December 31, 2025. Mr. Fabian will serve as CFO of the Company until his successor is duly appointed or until his resignation or removal.

Mr. Fabian, age 44, joined Sound Point Capital Management, LP in May 2025. He currently serves as Global Chief Financial Officer at Sound Point Capital Management, LP, and has over 20 years of experience within the global asset management sector. He leads global Finance, Tax, Valuations, Technology, and Fund Reporting functions, driving institutionalization and operational scalability. Previously, he served as President & COO at Alcentra, where he directed firm-wide operations spanning six investment strategies. Mr. Fabian is a Fellow of the Institute of Chartered Accountants in England & Wales (ICAEW), qualified in 2004, and received a BSc (Hons) in E-Commerce and Business from the University of Nottingham in 1999.

There are no arrangements or understandings between Mr. Fabian and any other person pursuant to which he was selected as Chief Financial Officer of the Company.

Mr. Fabian has no family relationships with any current director, executive officer, or person nominated to become a director or executive officer of the Company. Further, with regard to Mr. Fabian, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant that would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sound Point Meridian Capital, Inc.

Date: November 6, 2025	By:	/s/ Ujjaval Desai
	Name:	Ujjaval Desai
	Title:	Chief Executive Officer

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